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                                                                    Exhibit 31.2

                                  CERTIFICATION

I, Michael D. Perry, Senior Vice President and Chief Financial Officer, certify that:

      (1) I have reviewed this quarterly report on Form 10-Q/A of Vitria Technology, Inc.; and

      (2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


                                        By:  /s/  MICHAEL D. PERRY
                                             ----------------------------------
Date:  August 17, 2004                       Michael D. Perry
                                             Senior Vice President and Chief
                                             Financial Officer